SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 28, 2006


                             EARTHSHELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   333-13287                 77-0322379
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


1301 York Road, Suite 200, Lutherville, Maryland                 21093
    (Address of principal executive offices)                   (Zip code)
     (410) 847-9420 Registrant's telephone number, including area code:

                                Not Applicable
                                --------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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4


Item 1.01     Entry into a Material Definitive Agreement.

         On July 28, 2006, the Company entered into a Loan and Mutual Release Agreement (the "Agreement") with E. Khashoggi Industries, LLC ("EKI"), the Company's largest stockholder. Pursuant to the Agreement, EKI advanced $350,000 directly to the Company and an additional $150,000 to a law firm on behalf of the Company to cover legal fees related to patent renewals. The Agreement also contains mutual releases of any and all claims, known or unknown, which the respective parties may have through the date of the Agreement under existing license, debt conversion and service agreements. The Company executed and delivered two Promissory Notes to EKI on July 28, 2006; one in the amount of $350,000 and the other in the amount of $150,000. Interest accrues on the principal balance of the $350,000 note at a variable per annum rate, as of any date of determination, that is equal to the rate published in the "Money Rates" section of The Wall Street Journal as being the "Prime Rate", compounded monthly. The $150,000 note is non-interest bearing. All accrued but unpaid interest and outstanding principal under the notes is due and payable on the earliest to occur of the following: (i) the second anniversary of the date of the note; (ii) five days following the date the Company has received $3.0 million or more in aggregate net cash proceeds from all financing transactions, equity contributions, and transactions relating to the sale, licensing, sublicensing or disposition of assets or the provision of services (including advance royalty payments, proceeds from the sale of the Company's common stock and fees for technological services rendered to third parties), occurring subsequent to the date of the notes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Item 1.01 is incorporated herein by reference.

 Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

         None

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EARTHSHELL CORPORATION
                                             (Registrant)



Date: August 2, 2006                         By: /s/ D. Scott Houston
                                                 -------------------------------
                                             Name: D. Scott Houston
                                             Title: Chief Financial Officer